                                                                    EXHIBIT 10.7



                                 AMENDMENT NO. 5

     AMENDMENT NO. 5 dated as of June 20, 2000 between Nextel Argentina S.R.L. (the "Borrower") and the parties below the title "Lenders" on the signature pages hereof (the "Lenders").

     The Borrower, the Subsidiary Guarantors named therein, the Lenders and The Chase Manhattan Bank, as Administrative Agent, are parties to a Credit Agreement dated as of February 27, 1998 (as amended by Amendment No. 1 and Waiver dated as of May 8, 1998, Amendment No. 2 dated as of September 30, 1998, Amendment No. 3 dated as of May 12, 1999, Amendment No. 4 dated as of December 8, 1999 and as further modified, supplemented and in effect from time to time, the "Credit Agreement") and wish to amend certain provisions of the Credit Agreement.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 hereof, the Lenders hereby agree that the Credit Agreement shall be amended as follows:

     2.01. Definitions. The definition of "Equity Capital" in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Equity Capital" means (i) the amount of cash consideration paid to the Borrower in exchange for newly-issued Capital Stock of the Borrower,
     (ii) the amount of any irrevocable contribution of cash to the Borrower in respect of its Capital Stock made by any then-existing equityholder, (iii) the value of equipment contributed directly or indirectly through the Parent by the Parent Shareholder to the Borrower, in respect of its Capital Stock, so long as such equipment is newly manufactured and has been purchased by the Parent Shareholder from third party vendor(s), not an Affiliate, within 30 days prior to the date of delivery of such equipment to the Borrower and (iv) the value of payments made by the Parent Shareholder to third party vendors in respect of software, software design and software licensing utilized by the Borrower and its Subsidiaries and set forth in a certification to such effect delivered to the Administrative Agent and signed jointly by an officer of the Parent Shareholder and the Borrower, provided that the aggregate amount of such payments during any single fiscal year that may be treated as Equity Capital shall not exceed U.S. $3.000,000. For purposes hereof, the value of any equipment contributed to the Borrower as contemplated by the foregoing clause (iii) shall be valued at the purchase price therefor reflected on the invoice of the respective vendor,


                                 Amendment No. 5
     and the value of any software, software design and software licensing referred to in the foregoing clause (iv) shall be the amount thereof determined in good faith as being properly allocable to the Borrower and its Subsidiaries as set forth in the officers' certificate referred to in said clause (iv).

     2.02. Financial Covenants. Section 7.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "SECTION 7.08. Certain Financial Covenants.

          (a) Leverage Ratio. The Borrower will not permit the Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

                        Period                         Ratio
                        ------                         -----
               From March 31, 2002
                through June 29, 2002                22.00 to 1

               From June 30, 2002
                through September 29, 2002           10.00 to 1

               From September 30, 2002
                through December 30, 2002             5.50 to 1

               From December 31, 2002
                and at all times hereafter            3.50 to 1

          (b) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:

                        Period                         Ratio
                        ------                         -----
               From March 31, 2002
                through June 29, 2002                0.30 to 1

               From June 30, 2002
                through September 29, 2002           0.65 to 1

               From September 30, 2002
                through December 30, 2002            1.20 to 1

               From December 31, 2002
                and at all times hereafter           2.00 to 1


          (c) Capital Expenditures. The Borrower will not permit the aggregate cumulative amount of Capital Expenditures by the Borrower and its Subsidiaries for any period commencing on January 1, 1999 and ending on any of the dates set forth below to exceed


                                 Amendment No. 5
     the following respective amount set forth below opposite such date (as such amounts shall be adjusted in accordance with the proviso set forth below):

                Date                              Cumulative Amount
                ----                              -----------------
          December 31, 1999                       U.S. $ 58,700,000

          December 31, 2000                       U.S. $150,000,000

          December 31, 2001                       U.S. $195,000,000

          December 31, 2002                       U.S. $220,000,000

          March 31, 2003                          U.S. $225,000,000

     provided that (i) the Borrower may irrevocably reduce the aggregate permitted amount of cumulative Capital Expenditures as at any date by delivery to the Administrative Agent and each Lender of a notice (which shall be titled "Notice of Capital Expenditure Reduction") specifying a new reduced permitted amount of Capital Expenditures as at such date and (ii) the Borrower may permit the aggregate amount of Capital Expenditures to exceed the respective amounts set forth above (or as reduced pursuant to the foregoing clause (i)) to the extent that investments are made in the Equity Capital of the Borrower pursuant to the Capital Subscription Agreement in an aggregate amount equal to such excess amounts (in addition to the amounts of Equity Capital required to be invested pursuant to
     Section 7.08(f) and contributed pursuant to Section 7.08(g)).

          (d) Minimum Subscribers. The Borrower will not permit the aggregate number of Subscribers to be less than the following respective numbers for the following respective periods:

                                                       Minimum Number
                Period                                 of Subscribers
                ------                                 --------------
          From March 31, 2000
          through June 29, 2000                            60,000

          From June 30, 2000
          through September 29, 2000                       70,000

          From September 30, 2000
          through December 30, 2000                        80,000

          From December 31, 2000
          through March 30, 2001                           92,000

          From March 31, 2001
          through June 29, 2001                           102,000


                                 Amendment No.5

                                                          Minimum Number
            Period                                        of subscribers
            ------                                        --------------
     From June 30, 2001
      through September 29, 2001                              116,000

     From September 30, 2001
      through December 30, 2001                               131,000

     From December 31, 2001
      through March 30, 2002                                  147,000

     From March 31, 2002
      through June 29, 2002                                   164,000

     From June 30, 2002
      through September 29, 2002                              181,000

     From September 30, 2002
      through December 30, 2002                               199,000

     From December 31, 2002
      and at all times thereafter                             218,000

          (e) Minimum Revenues. The Borrower will not permit the aggregate amount of the revenues of the Borrower and its Subsidiaries from the operation of its network system for any period of four consecutive quarters ending during the following respective periods to be less than the following respective amounts:

            Period                                           Amount
            ------                                           ------
     From March 31, 2000
      through June 29, 2000                              U.S.$40,000,000

     From June 30, 2000
      through September 29, 2000                         U.S.$48,000,000

     From September 30, 2000
      through December 30, 2000                          U.S.$55,000,000

     From December 31, 2000
      through March 30, 2001                             U.S.$62,000,000

     From March 31, 2001
      through June 29, 2001                              U.S.$69,000,000

     From June 30, 2001
      through September 29, 2001                         U.S.$78,000,000


                                 Amendment No.5

              Period                                         Amount
              ------                                         ------
     From September 30, 2001
      through December 30, 2001                         U.S.$ 88,000,000

     From December 31, 2001
      through March 30, 2002                            U.S.$ 98,000,000

     From March 31, 2002
      through June 29, 2002                             U.S.$110,000,000

     From June 30, 2002
      through September 29, 2002                        U.S.$123,000,000

     From September 30, 2002
      through December 30, 2002                         U.S.$136,000,000

     From December 31, 2002
      and at all times hereafter                        U.S.$150,000,000

          (f) Equity Contributions. By each of the dates set forth below, as more particularly provided in Section 2 of the Capital Subscription Agreement, the aggregate amount of investments in the Equity Capital of the Borrower (together with funds on deposit in the Equity Contribution Account) made by the Parent on or after January 1, 1999 shall be in a cumulative amount at least equal to the amount as set forth below opposite such dates (as such amounts shall be adjusted in accordance with the proviso set forth below; such amounts including the amount of Equity Capital contributed on or after January 1, 1999 but prior to the Amendment No. 3 Effective Date, but excluding any Equity Capital permitted to be contributed pursuant to Section 7.08(g)):

                      Date                                  Amount
                      ----                                  ------
     Amendment No. 3 Effective Date                    U.S.$ 65,500,000

     December 31, 1999                                 U.S.$ 83,500,000

     March 31, 2000                                    U.S.$ 90,500,000

     June 30, 2000                                     U.S.$135,000,000

     September 30, 2000                                U.S.$180,000,000

     December 31, 2000                                 U.S.$218,000,000

     March 31, 2001                                    U.S.$242,000,000

     June 30, 2001                                     U.S.$275,000,000

     September 30, 2001                                U.S.$306,000,000


                                 Amendment No.5

                Date                                   Amount
                ----                                   ------
          December 31, 2001                       U.S.$328,000,000

          March 31, 2002                          U.S.$346,000,000

          June 30, 2002                           U.S.$362,000,000

          September 30, 2002                      U.S.$406,000,000

          December 31, 2002                       U.S.$445,000,000

     provided that the amount set forth above for any date shall be reduced or increased by the amounts set forth below in the event any of the following conditions shall be met (reductions and increases in the following clauses
     (i) and (ii) each to be independent of the other):

               (i) in the event that the Borrower shall elect to reduce the cumulative permitted amount of Capital Expenditures through any December 31 as contemplated by clause (i) of Section 7.08(c) by sending a "Notice of Capital Expenditure Reduction" to the Administrative Agent and the Lenders as provided therein, then the amount of required New Equity Contributions as at said December 31 and each date set forth in the schedule above after such December 31 shall be reduced by an equivalent amount; and

               (ii) in the event that the cumulative amount of EBITDA for the period (treated for these purposes as a single accounting period) commencing on January 1, 2000 through and including the fiscal quarter ending on any date set forth in the schedule below shall (x) be greater than the projected EBITDA for such period set forth in the schedule below, then the amount of required New Equity Contributions as at said date and each date set forth in the schedule above after such date shall be reduced by an equivalent amount and (y) be less than the projected EBITDA for such period set forth in the schedule below, then the amount of required New Equity Contributions as at said date and each date set forth in the schedule above after such date shall be increased by an equivalent amount:

            Period Ending                              Amount
            -------------                              ------
          March 31, 2000                          U.S.$ (3,653,390)

          June 30, 2000                           U.S.$(12,113,100)

          September 30, 2000                      U.S.$(17,449,154)

          December 31, 2000                       U.S.$(22,606,002)

          March 31, 2001                          U.S.$(25,675,686)


                                 Amendment No.5

              Period Ending                                    Amount
              -------------                                    ------
          June 30, 2001                                   U.S.$(27,151,089)

          September 30, 2001                              U.S.$(27,333,601)

          December 31, 2001                               U.S.$(26,306,524)

          March 31, 2002                                  U.S.$(24,903,776)

          June 30, 2002                                   U.S.$(21,556,744)

          September 30, 2002                              U.S.$(16,236,247)

          December 31, 2002                               U.S.$ (8,771,888)

          (g) Cure of Event of Default. Without limiting the obligations of the Borrower under Sections 7.08(a), (b) and (e), a breach by the Borrower as of the last day of any fiscal quarter or any fiscal year of its obligations under said Sections shall not constitute an Event of Default hereunder until the date (the "Cut-Off Date") which is the earlier of the date thirty days after (a) the date the financial statements for the Borrower and its Subsidiaries with respect to such fiscal quarter or fiscal year, as the case may be, are delivered pursuant to Section 6.01(a) or 6.01(b) or (b) the latest date on which such financial statements are required to be delivered pursuant to Section 6.01(a) or 6.01(b), provided that, if following the last day of such fiscal quarter or fiscal year and prior to the Cut-Off Date, the Borrower shall have received Equity Contributions in an amount sufficient to bring the Borrower into compliance with said Sections 7.08(a), (b) and (e), assuming that the Leverage Ratio, Interest Coverage Ratio or amount of the revenues (as the case may be), as of the last day of such fiscal quarter or fiscal year, as the case may be, were recalculated by adding the amount of such Equity Contributions to (i) the denominator of the Leverage Ratio (after giving effect to the multiplication set forth in the definition thereof), (ii) the numerator of the Interest Coverage Ratio (after giving effect to the multiplication set forth in the definition thereof) or (iii) the amount of the revenues of the Borrower and its Subsidiaries, then such breach or breaches shall be deemed to have been cured; provided, further, that breaches of Sections 7.08(a),
     (b) or (e) hereof may not be deemed to be cured pursuant to this Section 7.08(g) (x) more than twice during the term of this Agreement or (y) during consecutive fiscal quarters."


     Section 3. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective upon the date (the "Amendment No. 5 Effective Date") on which the following conditions are satisfied, each to the satisfaction of the Administrative Agent:

          (a) Execution. This Amendment No. 5 shall have been duly executed and delivered by each of the Borrower and the Lenders constituting the Required Lenders, and the Consent and Agreement to Amendment set forth on the signature pages below by each of the Relevant Parties shall have been duly executed and delivered by each of the Relevant Parties.


                                 Amendment No. 5

          (b) Capital Subscription Agreement. An Amendment No. 1 to the Capital Subscription Agreement, in substantially the form of Exhibit A hereto, shall have been duly executed and delivered by the Parent Shareholder, the Parent and the Borrower.

          (c) Payment of Fees. The Borrower shall have paid such fees as the Borrower shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including (i) a non-refundable amendment fee in an amount equal to 1/8 of 1% of the aggregate Commitments and outstanding Loans (without duplication) of such Lender, for each Lender that executes and delivers this Amendment No. 5 on or before June 20, 2000, and (ii) the reasonable fees and expenses of Milbank, Tweed, Hadley &McCloy LLP, special New York counsel to Chase and Perez Alati, Grondona, Benites, Arntsen & Martinez de Hoz, special Argentine counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Amendment No. 5.

          (d) Opinions of Counsel. The Administrative Agent shall have received the following favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 5 Effective Date) with respect to Amendment No. 1 to the Capital Subscription Agreement (it being understood that portions of such opinion may be given by the respective inside general counsel for one or more of the Relevant Parties); the Borrower and each of the Relevant Parties, as applicable, hereby requests such counsel to deliver such opinion:

               (i) an opinion of Jones, Day, Reavis & Pogue, special New York counsel for the Relevant Parties;

               (ii) an opinion of each of M. & M. Bomchil, special Argentine counsel for the Borrower; and

               (iii) an opinion of Maples and Calder, special Cayman Islands counsel for the Parent.

          (e) Truth of Representations and Absence of Defaults. The representations and warranties of each Obligor set forth in the Credit Agreement and of each Relevant Party in the other Loan Documents shall be true and correct on the Amendment No. 5 Effective Date (or, if such representation or warranty is given as to a specific date, such representation or warranty shall have been true and correct as of such specific date), and no Default shall have occurred and be continuing, in each case after giving effect to this Amendment No. 5, and the Administrative Agent shall have received a certificate to such effect from a Financial Officer.


     Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in counterparts which, taken together, shall constitute a single document and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. Terms defined in


                                 Amendment No. 5
the Credit Agreement are used herein as defined therein. This Amendment No. 5 shall be governed by and construed in accordance with the law of the State of New York.


                                 Amendment No. 5

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed as of the date and year first above written.



                                            NEXTEL ARGENTINA S.R.L.


                                            By
                                              ----------------------------------
                                            Title:



                                            Lenders


                                            THE CHASE MANHATTAN BANK


                                            By
                                              ----------------------------------
                                            Title:



                                            ING BANK N.V., CURACAO BRANCH


                                            By
                                              ----------------------------------
                                            Title:


                                            By
                                              ----------------------------------
                                            Title:



                                            CREDIT SUISSE FIRST BOSTON


                                            By
                                              ----------------------------------
                                            Title:


                                            By
                                              ----------------------------------
                                            Title:


                                 Amendment No. 5

                                            SOCIETE GENERALE


                                            By
                                              ----------------------------------
                                            Title:



                                            VAN KAMPEN PRIME RATE INCOME TRUST
                                             (formerly known as Van Kampen
                                             American Capital Prime Rate Income
                                             Trust)


                                            By
                                              ----------------------------------
                                            Title:



                                            MOTOROLA CREDIT CORPORATION


                                            By
                                              ----------------------------------
                                            Title:


                                 Amendment No. 5

                       CONSENT AND AGREEMENT TO AMENDMENT

     Each of the undersigned hereby (1) consents to the amendments provided for in this Amendment No. 5, (2) agrees that each reference to the Credit Agreement in each Loan Document (as defined in the Credit Agreement) to which it is a party shall be a reference to the Credit Agreement as amended by this Amendment No. 5 and (3) confirms its obligations under each Loan Document to which it is a party after giving effect to the amendments set forth in this Amendment No. 5.



NEXTEL INTERNATIONAL, INC.


By
  -----------------------------------
Title:



NEXTEL INTERNATIONAL (ARGENTINA) LTD.


By
  -----------------------------------
Title:



NEXTEL INTERNATIONAL (HOLDINGS) LTD.


By
  ----------------------------------
Title:


                                 Amendment No. 5

                                                                       EXHIBIT A



                   AMENDMENT NO. 1 TO THE AMENDED AND RESTATED
                         CAPITAL SUBSCRIPTION AGREEMENT

     AMENDMENT NO. 1 dated as of June 20, 2000, made by and among (i) NEXTEL ARGENTINA S.R.L. (the "Borrower"), a sociedad de responsabilidad limitada organized under the laws of Argentina, (ii) NEXTEL INTERNATIONAL (ARGENTINA), LTD. (the "Parent"), a company incorporated under the laws of the Cayman Islands, and (iii) NEXTEL INTERNATIONAL, INC. (the "Parent Shareholder"), a corporation organized under the laws of the State of Washington, United States of America.

     The Borrower, the Parent and the Parent Shareholder are parties to a Capital Subscription Agreement dated as of March 17, 1998 (as amended and restated by the Amended and Restated Capital Subscription Agreement dated as of May 12, 1999 and as further modified, supplemented and in effect from time to time, the "Capital Subscription Agreement") and wish to amend certain provisions of the Capital Subscription Agreement.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


     SECTION 1. Amendments.

     1.01. Definitions. The definition of "Equity Contribution" in Section 1 of the Capital Subscription Agreement is hereby amended to read in its entirety as follows:

          "Equity Contribution" means, as to any Person (i) the amount of cash consideration paid to such Person in exchange for newly-issued Capital Stock of such Person, (ii) the amount of any contribution of cash to such Person in respect of its Capital Stock made by any then-existing equityholder, (iii) in the case of the Borrower, the value of equipment contributed to the Parent by the Parent Shareholder, and to the Borrower by the Parent, in respect of its capital stock, so long as such equipment is newly manufactured and has been purchased by the Parent Shareholder from third party vendor(s), not an Affiliate, within 30 days prior to the date of delivery of such equipment to the Borrower and (iv) the value of payments made by the Parent Shareholder to third party vendors in respect of software, software design and software licensing utilized by the Borrower and its Subsidiaries and set forth in a certification to such effect delivered to the Administrative Agent and signed jointly by an officer of the Parent Shareholder and the Borrower, provided that the aggregate amount of such payments during any single fiscal year that may be treated as Equity Contributions shall not exceed U.S. $3,000,000. For purposes hereof, the value of any equipment contributed to the Parent and the Borrower as contemplated by the foregoing clause (iii) shall be valued at the purchase price therefor reflected on the invoice of the respective vendor, and the value of any software, software design and software licensing referred to in the foregoing clause


                Amendment No. 1 to Capital Subscription Agreement

          (iv) shall be the amount thereof determined in good faith as being properly allocable to the Borrower and its Subsidiaries as set forth in the officers' certificate referred to in said clause (iv).

     1.02. New Equity Contributions. Section 2(c) of the Capital Subscription Agreement is hereby amended to read in its entirety as follows:

          "(c) New Equity Contributions. The Parent Equity Holders shall make additional Equity Contributions to the Parent, by remitting the same in U.S. Dollars and in immediately available funds to the Equity Contribution Account or, alternatively, by contributing equipment as permitted by clause
     (iii) of the definition of "Equity Contribution" in Section 1 (all such additional Equity Contributions to the Parent being herein referred to as the "New Equity Contributions"), from time to time as herein provided, to the extent necessary so that the aggregate amount of (x) the Pre-Closing Equity Contributions, plus (y) the New Equity Contributions, so made in the Parent on or before the dates set forth below shall each be equal to or greater than the respective amounts set forth below beside such dates (as such amounts shall be adjusted in accordance with the proviso set forth below):

                    Date                                       Amount
                    ----                                       ------
          Amendment No. 3 Effective Date                  U.S.$ 65,500,000

          December 31, 1999                               U.S.$ 83,500,000

          March 31, 2000                                  U.S.$ 90,500,000

          June 30, 2000                                   U.S.$135,000,000

          September 30, 2000                              U.S.$180,000,000

          December 31, 2000                               U.S.$218,000,000

          March 31, 2001                                  U.S.$242,000,000

          June 30, 2001                                   U.S.$275,000,000

          September 30, 2001                              U.S.$306,000,000

          December 31, 2001                               U.S.$328,000,000

          March 31, 2002                                  U.S.$346,000,000

          June 30, 2002                                   U.S.$362,000,000

          September 30, 2002                              U.S.$406,000,000


                Amendment No. 1 to Capital Subscription Agreement

                    Date                                       Amount
                    ----                                       ------
          December 31, 2002                               U.S.$445,000,000

     provided that the amount set forth above for any date shall be reduced or increased by the amounts set forth below in the event any of the following conditions shall be met (reductions and increases in the following clauses
     (i) and (ii) each to be independent of the other):

               (i) in the event that the Borrower shall elect to reduce the cumulative permitted amount of Capital Expenditures through any December 31 as contemplated by clause (i) of Section 7.08(c) of the Credit Agreement by sending a "Notice of Capital Expenditure Reduction" to the Administrative Agent and the Lenders as provided therein, then the amount of required New Equity Contributions as at said December 31 and each date set forth in the schedule above after such December 31 shall be reduced by an equivalent amount; and

               (ii) in the event that the cumulative amount of EBITDA for the period (treated for these purposes as a single accounting period) commencing on January 1, 2000 through and including the fiscal quarter ending on any date set forth in the schedule below shall (x) be greater than the projected EBITDA for such period set forth in the schedule below, then the amount of required New Equity Contributions as at said date and each date set forth in the schedule above after such date shall be reduced by an equivalent amount and (y) be less than the projected EBITDA for such period set forth in the schedule below, then the amount of required New Equity Contributions as at said date and each date set forth in the schedule above after such date shall be increased by an equivalent amount:

                 Period Ending                                Amount
                 -------------                                ------
               March 31, 2000                             U.S.$ (3,653,390)

               June 30, 2000                              U.S.$(12,113,100)

               September 30, 2000                         U.S.$(17,449,154)

               December 31, 2000                          U.S.$(22,606,002)

               March 31, 2001                             U.S.$(25,675,686)

               June 30, 2001                              U.S.$(27,151,089)

               September 30, 2001                         U.S.$(27,333,601)

               December 31, 2001                          U.S.$(26,306,524)

               March 31, 2002                             U.S.$(24,903,776)


               Amendment No. 1 to Capital Subscription Agreement

                  Period Ending                  Amount
                  -------------                  ------
               June 30, 2002                U.S.$(21,556,744)

               September 30, 2002           U.S.$(16,236,247)

               December 31, 2002            U.S.$ (8,771,888)

          The amounts set forth above in the first schedule above (as so adjusted) shall be referred to in this Agreement as the "Equity Holder Commitments" of the Parent Equity Holders. The Parent may from time to time, upon not less than 10 days' prior written notice, require that the Parent Equity Holders make the New Equity Contributions contemplated hereby in advance of any date specified above, and if any such notice is given, the Parent Equity Holders shall so make such New Equity Contributions on the date and in the amount so required in such notice."


     SECTION 2. Miscellaneous. Except as herein provided, the Amended and Restated Capital Subscription Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in counterparts which, taken together, shall constitute a single document and any of the parties hereto may execute this Amendment No. 1 by signing nay such counterpart. Terms defined in the Amended and Restated Capital Subscription Agreement are used herein as defined therein. This Amendment No. 1 shall be governed by and construed in accordance with the law of the State of New York.


                Amendment No. 1 to Capital Subscription Agreement

     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be executed by their duly authorized signatures in counterparts all as of the date first above written.


                                          NEXTEL ARGENTINA S.R.L.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:



                                          NEXTEL INTERNATIONAL (ARGENTINA), LTD.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:



                                          NEXTEL INTERNATIONAL, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                Amendment No. 1 to Capital Subscription Agreement

                       CONSENT AND AGREEMENT TO AMENDMENT

     Pursuant to Section 3(b)(ii) of the Amended and Restated Consent Agreement dated as of May 12, 1999 between the Parent, the Parent Shareholder and The Chase Manhattan Bank, as administrative agent (the "Administrative Agent") for the Lenders party to the Credit Agreement referred to therein, the undersigned hereby consents to the amendments provided for in this Amendment No. 1.


THE CHASE MANHATTAN BANK


By
  ----------------------
Title:


                Amendment No. 1 to Capital Subscription Agreement